Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES FIRST QUARTER 2021 RESULTS

Houston, Texas

May 6, 2021

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE:SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its first quarter ended March 31, 2021.

Chief Executive Officer John Gellert provided the following statement: “SEACOR Marine continues to grieve for our crew members, partners and the loved ones of those who were lost in the capsizing of the SEACOR Power. Their memories will live long in our hearts, minds and communities. We are grateful for the efforts of all those involved in our search and rescue efforts. As salvage operations continue, we remain focused on supporting our team members and their families and will keep them in our prayers.”

SEACOR Marine’s consolidated operating revenues from continuing operations for the first quarter of 2021 were $36.5 million, operating loss was $16.6 million, and direct vessel profit (“DVP”)(1) was $10.2 million. This compares to consolidated operating revenues from continuing operations of $35.7 million, operating loss of $23.7 million, and DVP of $14.9 million in the first quarter of 2020. For the first quarter of 2021, net income attributable to SEACOR Marine was $6.0 million ($0.24 income per basic and diluted share), primarily due to a $22.8 million gain on the sale of Windcat Workboat Holdings Ltd. (“Windcat”). For the first quarter of 2021, the net loss attributable to SEACOR Marine’s continuing operations was $16.9 million ($0.67 loss per basic and diluted share). This compares to a net loss from continuing operations for the first quarter of 2020 of $17.9 million ($0.58 loss per basic and diluted share). Sequentially, the first quarter of 2021 results compare to consolidated operating revenues from continuing operations of $36.0 million, operating loss of $16.9 million, and DVP of $10.5 million in the fourth quarter of 2020. For the fourth quarter of 2020 the net loss attributable to SEACOR Marine’s continuing operations was $38.9 million ($1.54 loss per basic and diluted share).

Notable first quarter items include:

•	Operating results in the first quarter reflect continued improvement in market conditions across all international regions.
•	Reduced operating loss by 30.3% compared to the first quarter of 2020 primarily driven by a reduction in impairments and lower lease expenses.
•

Significantly improved liquidity position with $42.2 million of cash proceeds from the Windcat sale net of $1.6 million in transaction costs and other costs, and receipt of $12.5 million in unrestricted cash from tax refund claims under the CARES Act during the quarter.

After the first quarter, an additional aggregate amount of $19.8 million of tax refunds were received by SEACOR Marine completing the receipt of all expected tax refunds under the CARES Act. As a result of the Windcat sale and CARES Act tax refunds, since the beginning of 2021, SEACOR Marine has generated $74.5 million in cash and reduced debt by £20.4 million (equivalent to approximately $28.1 million based on the USD to GBP closing exchange rate on March 31, 2021).

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability when applied to reportable segments and a non-GAAP measure when applied to individual vessels, fleet categories or the combined fleet.  DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation and interest expense for owned vessels vs. leased-in expense for leased-in vessels).  DVP is also useful when comparing the Company’s fleet performance against those of our competitors who may have differing fleet financing structures.  DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP.  See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide.  SEACOR Marine and its joint ventures operate a diverse fleet of offshore support and specialty vessels that deliver cargo and personnel to offshore installations; handle anchors and mooring equipment required to tether rigs to the seabed; tow rigs and assist in placing them on location and moving them between regions; provide construction, well workover and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance and repair.  Additionally, SEACOR Marine’s vessels provide accommodations for technicians and specialists, safety support and emergency response services.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements.  Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters.  Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company.  These statements are not guarantees of future performance and actual events or results may differ significantly from these statements.  Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements.  Forward-looking statements speak only as of the date of the document in which they are made.  The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law.  It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any).  These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact

InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF LOSS

(in thousands, except share data)

	Three Months Ended March 31,
	2021	2020
Operating Revenues	$36,512	$35,667
Costs and Expenses:
Operating	26,307	20,735
Administrative and general	8,611	9,394
Lease expense	1,078	3,325
Depreciation and amortization	14,798	13,362
	50,794	46,816
Loss on Asset Dispositions and Impairments, Net	(2,273)	(12,572)
Operating Loss	(16,555)	(23,721)
Other Income (Expense):
Interest income	986	662
Interest expense	(8,018)	(7,374)
SEACOR Holdings guarantee fees	(7)	(16)
Derivative gains, net	355	5,114
Foreign currency (losses) gains, net	(466)	710
	(7,150)	(904)
Loss from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(23,705)	(24,625)
Income Tax Benefit	(2,688)	(6,662)
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(21,017)	(17,963)
Equity in Earnings of 50% or Less Owned Companies	4,103	25
Loss from Continuing Operations	(16,914)	(17,938)
Income (Loss) Income on Discontinued Operations, Net of Tax (Includes Gain on the Sale of Windcat Workboats of $22,756)	22,925	(2,054)
Net Income (Loss)	6,011	(19,992)
Net Income (Loss) attributable to Noncontrolling Interests in Subsidiaries	—	(4,047)
Net Income (Loss) attributable to SEACOR Marine Holdings Inc.	$6,011	$(15,945)

Basic and Diluted Income (Loss) Per Common Share and Warrants of SEACOR Marine Holdings Inc.
Continuing operations	$(0.67)	$(0.58)
Discontinued operations	0.91	(0.08)
	$0.24	$(0.66)
Weighted Average Common Shares and Warrants Outstanding:
Basic and diluted shares	25,304,661	23,989,029

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF LOSS

(in thousands, except statistics and per share data)

	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020
Time Charter Statistics:
Average Rates Per Day	$11,323	$10,931	$11,052	$10,746	$10,886
Fleet Utilization	55%	51%	54%	57%	57%
Fleet Available Days	5,505	5,824	5,807	5,258	5,361
Operating Revenues:
Time charter	$34,290	$32,693	$34,824	$32,389	$33,549
Bareboat charter	729	732	677	723	724
Other marine services	1,493	2,619	700	813	1,394
	36,512	36,044	36,201	33,925	35,667
Costs and Expenses:
Operating:
Personnel	13,418	13,057	13,401	10,704	11,186
Repairs and maintenance	3,840	3,445	3,764	3,612	3,840
Drydocking	2,217	1,753	585	566	1,365
Insurance and loss reserves	1,958	1,670	1,764	1,489	840
Fuel, lubes and supplies	2,202	2,081	2,131	2,075	1,841
Other	2,672	3,556	3,074	1,682	1,664
	26,307	25,562	24,719	20,128	20,736
Direct Vessel Profit (1)	10,205	10,482	11,482	13,797	14,931
Other Costs and Expenses:
Lease expense	1,078	1,798	1,200	1,202	3,325
Administrative and general	8,611	8,556	8,861	13,241	9,393
Depreciation and amortization	14,798	15,247	14,833	13,725	13,362
	24,487	25,601	24,894	28,168	26,080
(Losses) Gains on Asset Dispositions and Impairments, Net	(2,273)	(1,796)	233	(3,453)	(12,572)
Operating Loss	(16,555)	(16,915)	(13,179)	(17,824)	(23,721)
Other Income (Expense):
Interest income	986	61	34	516	662
Interest expense	(8,018)	(8,288)	(8,312)	(6,717)	(7,374)
SEACOR Holdings guarantee fees	(7)	(11)	(11)	(9)	(16)
Derivative losses (gains), net	355	(894)	5	85	5,114
Foreign currency gains, net	(466)	(1,286)	(911)	193	710
Other, net	—	(19)	—	—	—
	(7,150)	(10,437)	(9,195)	(5,932)	(904)
Loss Before from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(23,705)	(27,352)	(22,374)	(23,756)	(24,625)
Income Tax (Benefit) Expense	(2,688)	1,865	(3,120)	(15,007)	(6,662)
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(21,017)	(29,217)	(19,254)	(8,749)	(17,963)
Equity in Earnings (Losses) of 50% or Less Owned Companies	4,103	(9,681)	(588)	2,081	25
Loss from Continuing Operations	(16,914)	(38,898)	(19,842)	(6,668)	(17,938)
Income (Loss) from Discontinued Operations, Net of Tax	22,925	51	1,765	602	(2,054)
Net Income (Loss)	6,011	(38,847)	(18,077)	(6,066)	(19,992)
Net (Loss) Income attributable to Noncontrolling Interests in Subsidiaries	—	(31)	4	7	(4,047)
Net Income (Loss) attributable to SEACOR Marine Holdings Inc.	$6,011	$(38,816)	$(18,081)	$(6,073)	$(15,945)

Basic and Diluted Income (Loss) Per Common Share and Warrants of SEACOR Marine Holdings Inc.
Continuing operations	$(0.67)	$(1.54)	$(0.79)	$(0.26)	$(0.58)
Discontinued operations	0.91	—	0.07	0.02	(0.08)
	$0.24	$(1.54)	$(0.72)	$(0.24)	$(0.66)
Weighted Average Common Shares and Warrants Outstanding:
Basic and Diluted	25,305	25,265	24,989	24,851	23,989
Common Shares and Warrants Outstanding at Period End	25,683	24,919	24,996	24,899	24,854

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$15,910	$18,405	$19,397	$15,574	$20,988
Fleet utilization	6%	7%	5%	5%	11%
Fleet available days	1,518	1,797	1,871	1,842	1,864
Out-of-service days for repairs, maintenance and drydockings	67	45	37	32	116
Out-of-service days for cold-stacked status	1,270	1,472	1,576	1,465	1,301
Operating Revenues:
Time charter	$1,489	$2,352	$1,668	$1,478	$4,375
Bareboat charter	729	732	731	723	724
Other marine services	546	794	473	513	642
	2,764	3,878	2,872	2,714	5,741
Direct Costs and Expenses:
Operating:
Personnel	1,744	2,372	2,481	2,284	2,928
Repairs and maintenance	654	386	338	314	617
Drydocking	875	—	—	110	1,057
Insurance and loss reserves	527	507	778	354	135
Fuel, lubes and supplies	199	208	251	189	524
Other	77	116	85	93	79
	4,076	3,589	3,933	3,344	5,340
Direct Vessel (Loss) Profit (1)	$(1,312)	$289	$(1,061)	$(630)	$401
Other Costs and Expenses:
Lease expense	$664	$677	$716	$741	$2,138
Depreciation and amortization	4,164	5,854	4,961	5,254	5,358

Africa and Europe, Continuing Operations
Time Charter Statistics:
Average rates per day worked	$11,356	$10,837	$10,801	$10,918	$10,856
Fleet utilization	68%	61%	68%	86%	90%
Fleet available days	1,356	1,472	1,472	1,395	1,437
Out-of-service days for repairs, maintenance and drydockings	78	138	45	90	56
Out-of-service days for cold-stacked status	346	368	216	—	—
Operating Revenues:
Time charter	$10,502	$9,796	$10,861	$13,055	$14,010
Bareboat charter	—	—	(54)	—	—
Other marine services	(269)	343	(279)	(382)	184
	10,233	10,139	10,528	12,673	14,194
Direct Costs and Expenses:
Operating:
Personnel	3,220	3,510	3,407	3,248	3,232
Repairs and maintenance	1,191	1,437	1,158	1,463	1,585
Drydocking	304	1,269	481	256	8
Insurance and loss reserves	433	512	397	600	297
Fuel, lubes and supplies	572	853	1,091	799	517
Other	579	(674)	774	647	596
	6,299	6,907	7,308	7,013	6,235
Direct Vessel Profit (1)	$3,934	$3,232	$3,220	$5,660	$7,959
Other Costs and Expenses:
Lease expense	$356	$1,056	$430	$420	$1,133
Depreciation and amortization	3,307	2,964	3,784	3,600	3,315

SEACOR MARINE HOLDINGS INC.

 UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION (continued)

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$9,308	$9,455	$9,670	$10,245	$9,634
Fleet utilization	73%	75%	78%	82%	73%
Fleet available days	1,852	1,840	1,809	1,613	1,671
Out-of-service days for repairs, maintenance and drydockings	115	68	89	113	200
Out-of-service days for cold-stacked status	239	169	76	61	48
Operating Revenues:
Time charter	$12,575	$13,008	$13,672	$13,605	$11,767
Other marine services	360	927	296	514	420
	12,935	13,935	13,968	14,119	12,187
Direct Costs and Expenses:
Operating:
Personnel	5,208	5,411	5,171	3,795	3,811
Repairs and maintenance	903	842	1,564	1,580	1,246
Drydocking	1,066	41	104	200	414
Insurance and loss reserves	702	501	451	430	339
Fuel, lubes and supplies	559	604	482	955	665
Other	1,144	3,618	1,771	819	683
	9,582	11,017	9,543	7,779	7,158
Direct Vessel Profit (1)	$3,353	$2,918	$4,425	$6,340	$5,029
Other Costs and Expenses:
Lease expense	$22	$47	$46	$32	$45
Depreciation and amortization	4,710	4,505	4,379	3,921	3,790

Latin America
Time Charter Statistics:
Average rates per day worked	$14,751	$12,921	$13,355	$10,752	$9,397
Fleet utilization	85%	82%	99%	97%	93%
Fleet available days	779	716	655	408	389
Out-of-service days for repairs, maintenance and drydockings	94	66	7	—	3
Out-of-service days for cold-stacked status	—	—	—	—	—
Operating Revenues:
Time charter	$9,724	$7,538	$8,621	$4,251	$3,396
Bareboat charter	—	—	—	—	—
Other marine services	856	555	212	168	149
	10,580	8,093	8,833	4,419	3,545
Direct Costs and Expenses:
Operating:
Personnel	3,246	1,764	2,342	1,377	1,215
Repairs and maintenance	1,092	780	704	255	392
Drydocking	(28)	443	—	—	(114)
Insurance and loss reserves	296	150	138	105	69
Fuel, lubes and supplies	872	416	307	132	135
Other	872	497	444	123	305
	6,350	4,050	3,935	1,992	2,002
Direct Vessel Profit (1)	$4,230	$4,043	$4,898	$2,427	$1,543
Other Costs and Expenses:
Lease expense	$36	$18	$9	$9	$9
Depreciation and amortization	2,617	1,924	1,708	950	899

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020
Anchor handling towing supply
Time Charter Statistics:
Average rates per day worked	$7,778	$7,967	$7,388	$8,383	$8,012
Fleet utilization	67%	44%	54%	43%	39%
Fleet available days	540	641	644	667	709
Out-of-service days for repairs, maintenance and drydockings	—	133	21	76	74
Out-of-service days for cold-stacked status	180	228	276	273	273
Operating Revenues:
Time charter	$2,801	$2,236	$2,564	$2,413	$2,225
Other marine services	(130)	433	(147)	(137)	559
	2,671	2,669	2,417	2,276	2,784
Direct Costs and Expenses:
Operating:
Personnel	984	1,149	950	853	892
Repairs and maintenance	241	542	432	679	408
Drydocking	54	847	(2)	(19)	22
Insurance and loss reserves	194	199	139	159	45
Fuel, lubes and supplies	139	258	148	168	216
Other	270	535	370	341	259
	1,882	3,530	2,037	2,181	1,842
Direct Vessel Profit (Loss) (1)	$789	$(861)	$380	$95	$942
Other Costs and Expenses:
Lease expense	$400	$1,127	$505	$518	$1,216
Depreciation and amortization	494	494	495	500	561

Fast support
Time Charter Statistics:
Average rates per day worked	$7,888	$8,074	$8,421	$8,590	$8,472
Fleet utilization	61%	60%	63%	72%	76%
Fleet available days	2,207	2,300	2,300	2,426	2,521
Out-of-service days for repairs, maintenance and drydockings	182	155	71	137	156
Out-of-service days for cold-stacked status	584	549	421	285	273
Operating Revenues:
Time charter	$10,657	$11,151	$12,212	$15,078	$16,284
Bareboat charter	729	732	731	723	724
Other marine services	(218)	(283)	(256)	(372)	(355)
	11,168	11,600	12,687	15,429	16,653
Direct Costs and Expenses:
Operating:
Personnel	4,041	4,409	4,180	4,166	4,659
Repairs and maintenance	1,535	1,604	1,642	1,922	2,278
Drydocking	1,178	912	587	274	36
Insurance and loss reserves	466	471	353	304	332
Fuel, lubes and supplies	726	836	976	1,180	904
Other	1,141	2,085	1,489	1,203	1,000
	9,087	10,317	9,227	9,049	9,209
Direct Vessel Profit (1)	$2,081	$1,283	$3,460	$6,380	$7,444
Other Costs and Expenses:
Lease expense	$352	$352	$351	$352	$352
Depreciation and amortization	5,096	5,113	5,105	5,405	5,118

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020
Supply
Time Charter Statistics:
Average rates per day worked	$12,110	$11,373	$11,355	$8,477	$7,360
Fleet utilization	63%	63%	74%	83%	79%
Fleet available days	1,319	1,360	1,257	527	433
Out-of-service days for repairs, maintenance and drydockings	105	12	23	13	3
Out-of-service days for cold-stacked status	315	353	229	61	—
Operating Revenues:
Time charter	$10,082	$9,714	$10,541	$3,713	$2,520
Bareboat charter	—	—	(55)	—	—
Other marine services	346	482	92	(53)	(69)
	10,428	10,196	10,578	3,660	2,451
Direct Costs and Expenses:
Operating:
Personnel	4,158	3,364	3,821	1,591	1,206
Repairs and maintenance	1,135	735	968	375	348
Drydocking	110	(2)	—	197	—
Insurance and loss reserves	474	238	230	106	67
Fuel, lubes and supplies	1,003	622	601	219	119
Other	880	1,205	1,022	246	397
	7,760	6,162	6,642	2,734	2,137
Direct Vessel Profit (1)	$2,668	$4,034	$3,936	$926	$314
Other Costs and Expenses:
Lease expense	$—	$—	$—	$—	$—
Depreciation and amortization	2,977	3,060	2,673	1,000	787

Specialty
Time Charter Statistics:
Average rates per day worked	$1,890	$2,025	$2,025	$2,025	$1,982
Fleet utilization	100%	100%	69%	50%	38%
Fleet available days	90	92	134	182	242
Out-of-service days for cold-stacked status	—	—	42	91	139
Operating Revenues:
Time charter	$170	187	187	184	180
Other marine services	12	1	(9)	(10)	(19)
	182	188	178	174	161

Direct Costs and Expenses:
Operating:
Personnel	89	69	72	47	85
Repairs and maintenance	8	34	51	102	103
Drydocking	—	(3)	-	-	-
Insurance and loss reserves	4	(2)	13	16	20
Fuel, lubes and supplies	8	3	(2)	8	26
Other	26	18	56	90	111
	135	119	190	263	345
Direct Vessel Profit (Loss) (1)	$47	$69	$(12)	$(89)	$(184)
Other Costs and Expenses:
Depreciation and amortization	$—	$1,541	$89	$189	$206

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020
Liftboats
Time Charter Statistics:
Average rates per day worked	$26,792	$24,561	$27,947	$24,894	$27,513
Fleet utilization	29%	27%	23%	30%	31%
Fleet available days	1,350	1,432	1,472	1,456	1,456
Out-of-service days for repairs, maintenance and drydockings	67	18	64	9	141
Out-of-service days for cold-stacked status	776	880	899	816	664
Operating Revenues:
Time charter	$10,580	$9,406	$9,319	$11,001	$12,339
Other marine services	797	395	316	306	250
	11,377	9,801	9,635	11,307	12,589
Direct Costs and Expenses:
Operating:
Personnel	3,806	3,742	3,963	3,545	4,097
Repairs and maintenance	894	524	624	407	650
Drydocking	875	(1)	—	111	1,307
Insurance and loss reserves	719	690	1,055	893	679
Fuel, lubes and supplies	320	349	370	343	490
Other	677	1,642	538	219	147
	7,291	6,946	6,550	5,518	7,370
Direct Vessel Profit (1)	$4,086	$2,855	$3,085	$5,789	$5,219
Other Costs and Expenses:
Lease expense	$12	$19	$31	$44	$1,497
Depreciation and amortization	5,659	6,009	5,980	6,081	6,128

Other Activity
Operating Revenues:
Other marine services	$686	$1,591	$720	$1,056	$1,029
	686	1,591	720	1,056	1,029
Direct Costs and Expenses:
Operating:
Personnel	340	324	415	502	247
Repairs and maintenance	27	6	47	128	53
Insurance and loss reserves	101	74	(26)	11	(303)
Fuel, lubes and supplies	6	13	38	157	86
Other	(322)	(1,928)	(401)	(417)	(251)
	152	(1,511)	73	381	(168)
Direct Vessel Profit (1)	$534	$3,102	$647	$675	$1,197
Other Costs and Expenses:
Lease expense	$314	$300	$335	$241	$260
Depreciation and amortization	572	(970)	545	553	562

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020
ASSETS
Current Assets:
Cash and cash equivalents	$68,409	$32,666	$42,314	$51,888	$67,441
Restricted cash	3,352	3,352	3,352	3,352	3,353
Receivables:
Trade, net of allowance for doubtful accounts	42,680	45,325	48,294	52,169	43,602
Other	11,265	10,924	18,365	13,814	27,249
Receivables from SEACOR Holdings	19,332	18,832	18,814	14,394	—
Tax Receivable	1,498	13,556	11,770	—	—
Inventories	572	576	573	1,409	1,575
Prepaid expenses and other	2,326	3,230	3,438	2,835	2,092
Other Current Assets	423	—	—	—	—
Discontinued operations	—	50,235	46,768	44,616	54,182
Total current assets	149,857	178,696	193,688	184,477	199,494
Property and Equipment:
Historical cost	1,000,430	1,012,873	996,370	987,741	857,118
Accumulated depreciation	(297,792)	(291,538)	(280,468)	(271,097)	(264,365)
	702,638	721,335	715,902	716,644	592,753
Construction in progress	32,530	32,327	51,969	52,456	49,186
Net property and equipment	735,168	753,662	767,871	769,100	641,939
Right-of-Use Asset - Operating Leases	7,046	7,134	7,670	8,148	8,286
Right-of-Use Asset - Finance Lease	121	129	137	—	—
Investments, at Equity, and Advances to 50% or Less Owned Companies	79,000	75,308	84,701	87,177	109,844
Construction Reserve Funds	—	—	—	—	3,745
Other Assets	2,624	2,734	3,108	3,200	3,227
	$973,816	$1,017,663	$1,057,175	$1,052,102	$966,535
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$5,139	$7,030	$9,446	$11,579	$13,167
Current lease liability - Finance	46	36	27	-	—
Current portion of long-term debt	34,888	32,377	52,108	51,793	37,084
Accounts payable and accrued expenses	21,428	29,967	28,888	21,323	30,064
Due to SEACOR Holdings	—	—	—	—	66
Other current liabilities	29,719	31,467	29,548	29,642	29,154
Discontinued operations	—	30,927	28,555	28,882	27,392
Total current liabilities	91,220	131,804	148,572	143,219	136,927
Long-Term Operating Lease Liabilities	4,778	4,345	5,239	6,067	7,352
Long-Term Finance Lease Liabilities	97	105	113	—	—
Long-Term Debt	431,849	440,510	426,711	422,569	333,121
Conversion Option Liability on Convertible Senior Notes	37	2	1	6	91
Deferred Income Taxes	31,766	35,822	36,075	23,740	25,793
Deferred Gains and Other Liabilities	4,910	3,239	3,810	5,137	7,940
Total liabilities	564,657	615,827	620,521	600,738	511,224
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	243	235	235	232	231
Additional paid-in capital	452,290	451,179	450,320	449,116	447,425
(Accumulated Deficit) Retained earnings	(50,029)	(51,839)	(13,023)	5,058	11,131
Shares held in treasury	(1,110)	(848)	(848)	(847)	(844)
Accumulated other comprehensive loss, net of tax	7,446	2,790	(380)	(2,541)	(2,971)
	408,840	401,517	436,304	451,018	454,972
Noncontrolling interests in subsidiaries	319	319	350	346	339
Total equity	409,159	401,836	436,654	451,364	455,311
	$973,816	$1,017,663	$1,057,175	$1,052,102	$966,535

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended
	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020
Cash Flows from Continuing Operating Activities:
Net Income (Loss)	$6,011	$(38,922)	$(19,818)	$(6,668)	$(17,938)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	14,798	15,247	14,833	13,725	13,362
Deferred financing costs amortization	260	266	278	284	279
Amortization of employee share awards	1,111	859	1,204	937	1,069
Restricted stock vesting	(262)	—	—	(3)	(175)
Director share awards	—	—	—	755	—
Debt discount amortization	1,892	1,917	1,797	1,480	1,478
Bad debt recoveries (expense)	24	(146)	185	271	(80)
Loss from equipment sales, retirements or impairments	2,273	1,796	(233)	3,453	12,572
Gain on the Sale of Windcat Workboats	(22,756)	—	—	—	—
Derivative (gains) losses	(355)	894	(5)	(85)	(5,114)
Cash settlement payments on derivative transactions, net	(919)	(441)	(426)	(265)	(199)
Currency losses (gains)	466	1,286	911	(193)	(710)
Deferred income taxes	(4,056)	(254)	12,333	(2,053)	(7,768)
Equity (Earnings) Losses	(4,103)	9,681	588	(2,081)	(25)
Dividends received from equity investees	—	—	2,117	—	—
Changes in Operating Assets and Liabilities:
Accounts receivables	11,345	7,668	(17,737)	(8,326)	(11,770)
Other assets	1,192	604	656	6,163	(893)
Accounts payable and accrued liabilities	(10,296)	(2,806)	886	(21,197)	4,774
Net cash used in operating activities	(3,375)	(2,351)	(2,431)	(13,803)	(11,138)
Cash Flows from Continuing Investing Activities:
Purchases of property and equipment	(2,724)	(2,500)	(2,833)	(7,019)	(8,456)
Proceeds from disposition of property and equipment	3,266	—	3,539	14,030	3,105
Proceeds from Sale of WWH, net cash sold	38,715	—	—	—	—
Construction reserve funds transferred to short-term cash	—	—	—	3,745	—
Purchase of subsidiary from joint venture	—	—	—	(8,445)	—
Construction reserve funds used	—	—	—	—	9,148
Net investing activities in property and equipment	39,257	(2,500)	706	2,311	3,797
Investments in and advances to 50% or less owned companies	(736)	(1,248)	(713)	—	(245)
Principal payments on notes due from equity investees	919	1,225	490	—	—
Net cash provided by (used in) investing activities	39,440	(2,523)	483	2,311	3,552
Cash Flows from Continuing Financing Activities:
Payments on long-term debt	(8,302)	(5,780)	(8,246)	(3,506)	(5,069)
Proceeds from issuance of debt, net of offering costs	—	1	(1)	—	—
Interest on Finance Lease	2	1	—	—	—
Proceeds from exercise of stock options and Warrants	8	—	2	—	—
Net cash used in financing activities	(8,292)	(5,778)	(8,245)	(3,506)	(5,069)
Effects of Exchange Rate Changes on Cash and Cash Equivalents	4,621	1,004	619	(557)	(1,037)
Net Change in Cash, Cash Equivalents and Restricted Cash	32,394	(9,648)	(9,574)	(15,554)	(13,692)
Cash Flows from Discontinued Operations
Operating Activities	(171)	1,895	1,518	2,255	2,549
Investing Activities	—	(1,436)	(2,527)	(1,567)	(2,788)
Financing Activities	—	—	1,090	4	(153)
Effects of FX Rate Changes on Cash and Cash Equivalents	—	196	(26)	339	(390)
Net (Decrease) Increase in Cash and Cash Equivalents from Discontinued Operations:	(171)	655	55	1,031	(782)
Net Change in Cash, Cash Equivalents and Restricted Cash	32,223	(8,993)	(9,519)	(14,523)	(14,474)
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	39,538	48,531	58,050	72,573	87,047
Cash, Restricted Cash and Cash Equivalents, End of Period	$71,761	$39,538	$48,531	$58,050	$72,573

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Joint Ventured	Leased-in	Managed	Total
March 31, 2021
AHTS	4	—	2	—	6
FSV	24	5	1	1	31
Supply	14	26	—	—	40
Specialty (1)	1	3	—	—	4
Liftboats	14	—	1	—	15
	57	34	4	1	96
December 31, 2020
AHTS	4	—	2	—	6
FSV	26	5	1	1	33
Supply	15	27	—	1	43
Specialty	—	3	—	—	3
Liftboats	14	—	1	—	15
Crew Transfer Assets Held for Sale	40	5	—	—	45
Crew transfer Continuing Operations	1	—	—	—	1
	100	40	4	2	146

(1)	One owned vessel classified as a Crew Transfer Continuing Operations as of December 31, 2020 was reclassified as a Specialty Vessel as of March 31, 2021.